UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21698

        GAMCO Global Gold, Natural Resources & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                               Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Global Gold, Natural Resources & Income Trust

Annual Report — December 31, 2017

(Y)our Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) total return of the GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) was 7.0%, compared with total returns of 13.0% and 8.8% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver (“XAU”) Index, respectively. The total return for the Fund’s publicly traded shares was 9.6%. The Fund’s NAV per share was $5.46, while the price of the publicly traded shares closed at $5.21 on the NYSE American. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since
					Inception
	1 Year	3 Year	5 Year	10 Year	(03/31/05)
GAMCO Global Gold, Natural Resources & Income Trust
NAV Total Return (b)	7.05%	2.67%	(5.22)%	(5.17)%	0.86%
Investment Total Return (c)	9.61	3.36	(5.02)	(5.41)	0.20
CBOE S&P 500 Buy/Write Index	13.00	8.39	8.78	4.89	5.67
Bloomberg Barclays Government/Credit Bond Index	3.91	2.39	2.12	4.04	4.26
Energy Select Sector Index	(0.85)	(0.09)	2.90	1.31	6.40
XAU Index	8.80	8.22	(11.42)	(5.77)	0.40

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE American and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before options written as of December 31, 2017:

GAMCO Global Gold, Natural Resources & Income Trust

Long Positions
Metals and Mining	46.8%
Energy and Energy Services	39.2%
U.S. Government Obligations	14.0%

100.0%

Short Positions
Call Options Written	(4.9)%
Put Options Written	(0.0)%*

(4.9)%

*	Amount represents greater than (0.05)%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value

	COMMON STOCKS — 84.2%
	Energy and Energy Services — 38.5%
135,000	Anadarko Petroleum Corp.(a)	$10,062,033	$7,241,400
32,500	Andeavor(a)	3,396,879	3,716,050
113,000	Apache Corp.(a)	9,002,230	4,770,860
140,075	Baker Hughes, a GE Company(a)	9,076,045	4,431,973
365,000	BP plc, ADR(a)	14,426,150	15,340,950
117,500	Cabot Oil & Gas Corp.	3,205,615	3,360,500
224,500	Chevron Corp.(a)	26,485,520	28,105,155
21,500	Cimarex Energy Co.	2,859,120	2,623,215
35,000	Concho Resources Inc.†	4,925,045	5,257,700
150,000	ConocoPhillips(a)	7,885,500	8,233,500
130,000	Devon Energy Corp.(a)	6,404,918	5,382,000
80,000	Diamondback Energy Inc.†(a)	8,593,134	10,100,000
117,620	Enbridge Inc.	5,115,263	4,600,118
450,000	Eni SpA	7,424,158	7,451,046
139,000	EOG Resources Inc.(a)	14,434,350	14,999,490
46,000	EQT Corp.	2,985,865	2,618,320
505,000	Exxon Mobil Corp.(a)	45,391,403	42,238,200
234,000	Halliburton Co.(a)	12,956,580	11,435,580
16,000	Helmerich & Payne Inc.	1,348,320	1,034,240
28,500	Hess Corp.(a)	1,795,440	1,352,895
420,000	Kinder Morgan Inc.(a)	9,302,900	7,589,400
211,700	Marathon Oil Corp.	3,975,601	3,584,081
122,000	Marathon Petroleum Corp.(a)	7,596,920	8,049,560
57,500	Newfield Exploration Co.†	2,332,245	1,812,975
119,854	Noble Energy Inc.	4,569,104	3,492,546
83,500	Occidental Petroleum Corp.(a)	6,235,895	6,150,610
96,500	ONEOK Inc.	5,529,280	5,157,925
103,000	Phillips 66(a)	9,749,698	10,418,450
45,000	Pioneer Natural Resources Co.(a)	8,588,504	7,778,250
1	Plains GP Holdings LP, Cl. A	61	22
60,000	Range Resources Corp.	2,052,600	1,023,600
930,000	Royal Dutch Shell plc, Cl. A	29,493,633	31,139,794
303,766	Schlumberger Ltd.(a)	25,563,398	20,470,791
187,500	Suncor Energy Inc.(a)	7,000,615	6,885,000
120,000	Sunoco LP	3,189,507	3,408,000
120,000	TechnipFMC plc(a)	4,117,085	3,757,200
254,500	The Williams Companies Inc.(a)	12,457,885	7,759,705
295,500	TOTAL SA, ADR(a)	17,000,424	16,335,240
71,000	Valero Energy Corp.(a)	5,679,810	6,525,610

		362,208,733	335,631,951

	Metals and Mining — 45.7%
659,000	Agnico Eagle Mines Ltd.(a)	36,681,377	30,432,620
1,580,000	Alacer Gold Corp.†	3,212,983	2,803,023
2,510,045	Alamos Gold Inc., New York, Cl. A(a)	21,397,539	16,340,393

Shares		Cost	Market Value

1,055,647	Alamos Gold Inc., Toronto, Cl. A	$6,268,239	$6,878,082
557,000	AngloGold Ashanti Ltd., ADR(a)	7,385,232	5,675,830
300,180	Antofagasta plc	6,809,945	4,073,136
700,000	Asanko Gold Inc.†	2,431,909	495,625
3,086,656	AuRico Metals Inc.†	2,177,524	4,395,477
3,500,000	B2Gold Corp.†	10,498,500	10,850,000
778,100	Barrick Gold Corp.(a)	15,676,536	11,259,107
2,400,000	Belo Sun Mining Corp.†	1,821,022	754,177
3,000,000	Centamin plc	6,193,333	6,411,849
300,000	Centerra Gold Inc.†	1,827,399	1,536,993
1,725,000	Continental Gold Inc.†	5,298,853	4,638,425
1,010,000	Detour Gold Corp.†	21,554,597	11,875,736
1,579,800	Eldorado Gold Corp., New York(a)	7,673,721	2,259,114
506,434	Eldorado Gold Corp., Toronto	1,240,490	733,262
190,000	Endeavour Mining Corp.†	3,499,789	3,874,065
900,000	Fortuna Silver Mines Inc.†	3,982,500	4,698,000
360,000	Franco-Nevada Corp.(a)	29,460,960	28,782,000
1,596,636	Fresnillo plc	28,659,546	30,804,861
702,000	Gold Fields Ltd., ADR	3,713,386	3,018,600
897,500	Goldcorp Inc.(a)	15,460,970	11,461,075
3,676,832	Hochschild Mining plc	12,309,527	13,105,658
43,795	Kirkland Lake Gold Ltd.	611,145	671,384
40,000	Labrador Iron Ore Royalty Corp.	729,070	865,553
161,000	MAG Silver Corp., New York†(b)(c)	1,685,670	1,890,462
560,000	MAG Silver Corp., Toronto†	8,212,501	6,914,240
1,053,725	Newcrest Mining Ltd.	22,927,477	18,840,603
469,500	Newmont Mining Corp.(a)	23,228,620	17,615,640
596,100	Northern Dynasty Minerals Ltd.†	1,244,810	1,062,262
390,000	Northern Star Resources Ltd.	1,562,592	1,856,215
3,000,000	OceanaGold Corp.	9,833,892	7,708,830
710,000	Osisko Gold Royalties Ltd.	9,247,598	8,201,432
150,000	Osisko Mining Inc.†(c)	320,635	404,535
850,000	Perseus Mining Ltd.†	2,832,874	246,818
175,500	Polyus PJSC, GDR	7,170,823	6,728,670
114,600	Pretium Resources Inc., New York†	1,373,076	1,307,586
150,400	Pretium Resources Inc., Toronto†	1,311,126	1,715,780
427,900	Randgold Resources Ltd., ADR(a)	42,584,935	42,315,031
300,000	Rio Tinto plc, ADR(a)	15,625,781	15,879,000
298,000	Royal Gold Inc.(a)	25,790,650	24,471,760
850,000	SEMAFO Inc.†	4,257,692	2,414,081
1,060,000	Tahoe Resources Inc.(a)	20,044,168	5,077,400
590,000	Torex Gold Resources Inc.†	13,398,388	5,599,602
600,000	Wesdome Gold Mines Ltd.†	1,478,545	1,007,160

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
415,000	Wheaton Precious Metals Corp.(a)	$11,124,724	$9,183,950

		481,832,669	399,135,102

	TOTAL COMMON STOCKS	844,041,402	734,767,053

	CONVERTIBLE PREFERRED STOCKS — 0.3%
	Energy and Energy Services — 0.3%
82,300	Kinder Morgan Inc., 9.750% Series A	4,032,700	3,124,108

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
150,000	Osisko Mining Inc., expire 08/28/18†(b)(c)	68,708	13,141

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.4%
	Metals and Mining — 0.4%
$1,600,000	B2Gold Corp. 3.250%, 10/01/18	1,550,110	1,703,000
1,400,000	Osisko Gold Royalties Ltd. 4.000%, 12/31/22	1,092,086	1,163,882
250,000	Pretium Resources Inc. 2.250%, 03/15/22(c)	250,000	262,813

		2,892,196	3,129,695

	TOTAL CONVERTIBLE CORPORATE BONDS	2,892,196	3,129,695

	CORPORATE BONDS — 1.1%
	Energy and Energy Services — 0.4%
1,000,000	CNX Resources Corp., 5.875%, 04/15/22	868,493	1,026,250
1,000,000	The Williams Companies Inc., 7.875%, 09/01/21	880,313	1,160,000
1,000,000	Weatherford International Ltd., 7.750%, 06/15/21	991,129	1,023,125

		2,739,935	3,209,375

	Metals and Mining — 0.7%
2,000,000	Cia Minera Ares SAC, 7.750%, 01/23/21(b)(c)	1,987,113	2,090,000
2,000,000	IAMGOLD Corp., 7.000%, 04/15/25(c)	2,000,000	2,070,000

Principal Amount		Cost	Market Value

$2,000,000	New Gold Inc., 6.250%, 11/15/22(c)	$2,010,000	$2,070,000

		5,997,113	6,230,000

	TOTAL CORPORATE BONDS	8,737,048	9,439,375

	U.S. GOVERNMENT OBLIGATIONS — 14.0%
122,548,000	U.S. Treasury Bills, 1.048% to 1.471%††, 01/04/18 to 06/14/18(d)	122,208,072	122,203,649

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN — 100.0%		$981,980,126	872,677,021

OPTIONS WRITTEN — (4.9)% (Premiums received $29,057,846)			(42,923,997)

Other Assets and Liabilities (Net)			(1,098,235)

PREFERRED STOCK (3,516,357 preferred shares outstanding)			(87,908,925)

NET ASSETS — COMMON STOCK (135,609,834 common shares outstanding)			$740,745,864

NET ASSET VALUE PER COMMON SHARE ($740,745,864 ÷ 135,609,834 shares outstanding)			$5.46

(a)	Securities, or a portion thereof, with a value of $324,392,177 were deposited with the broker as collateral for options written.
(b)	At December 31, 2017, the Fund held investments in restricted and illiquid securities amounting to $3,993,603 or 0.46% of total investments before options written, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares/ Principal Amount	Issuer	Acquisition Dates	Acquisition Cost	12/31/17 Carrying Value Per Share/ Bond
161,000	MAG Silver Corp., New York	11/17/17	$1,685,670	$11.7420
$2,000,000	Cia Minera Ares SAC. 7.750%, 01/23/21	03/18/16 - 03/31/16	1,981,837	1,045.0000
150,000	Osisko Mining Inc. Expire 08/28/18	02/17/17	68,708	0.0876
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of Rule 144A securities amounted to $8,800,951 or 1.01% of total investments before options written.
(d)	At December 31, 2017, $69,080,000 of the principal amount was pledged as collateral for options written.
†	Non-income producing security.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2017

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Geographic Diversification	% of Total Investments*	Market Value

Long Positions
United States	46.0%	$401,143,681
Canada	25.3	221,094,857
Europe	22.2	193,342,436
Latin America	3.1	27,457,981
Asia/Pacific	2.4	20,943,636
South Africa	1.0	8,694,430

Total Investments	100.0%	$872,677,021

Short Positions
United States	(4.4)%	$(38,612,230)
Canada	(0.2)	(2,029,888)
Europe	(0.2)	(1,934,581)
Asia/Pacific	(0.1)	(347,298)

Total Investments	(4.9)%	$(42,923,997)

*	Total investments exclude options written.

As of December 31, 2017, options written outstanding were as follows:

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value

OTC Call Options Written — (3.3)%
Agnico Eagle Mines
Ltd.	Pershing LLC	2,090	USD	9,651,620	USD	45.00	03/16/18	$624,087
Alamos Gold Inc.	Pershing LLC	8,200	USD	5,338,200	USD	8.30	01/19/18	11,361
Alamos Gold Inc.	Pershing LLC	8,000	USD	5,208,000	USD	7.50	02/16/18	92,793
Anadarko Petroleum Corp.	Pershing LLC	450	USD	2,413,800	USD	50.00	03/16/18	228,593
Andeavor	Pershing LLC	100	USD	1,143,400	USD	105.00	02/16/18	105,386
Andeavor	Pershing LLC	100	USD	1,143,400	USD	110.00	02/16/18	65,646
Antofagasta plc	Morgan Stanley	300	GBp	3,015,000	GBp	940.00	02/16/18	328,615
Apache Corp.	Pershing LLC	375	USD	1,583,250	USD	42.50	01/19/18	35,380
Apache Corp.	Pershing LLC	375	USD	1,583,250	USD	42.50	02/16/18	65,665
Apache Corp.	Pershing LLC	380	USD	1,604,360	USD	41.00	03/16/18	116,041
B2Gold Corp.	Pershing LLC	12,500	USD	3,875,000	USD	2.50	02/16/18	779,877
B2Gold Corp.	Pershing LLC	10,500	USD	3,255,000	USD	2.75	01/19/18	382,181
B2Gold Corp.	Pershing LLC	12,000	USD	3,720,000	USD	2.95	03/16/18	359,632
B2Gold Corp.	The Goldman Sachs Group, Inc.	4,050	USD	1,255,500	USD	3.93	10/01/18	181,885

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value

Baker Hughes, a GE Company	Pershing LLC	500	USD	1,582,000	USD	34.00	01/19/18	$7,582
Baker Hughes, a GE Company	Pershing LLC	450	USD	1,423,800	USD	32.50	02/16/18	43,834
Baker Hughes, a GE Company	Pershing LLC	450	USD	1,423,800	USD	31.00	03/16/18	91,328
Barrick Gold Corp.	Pershing LLC	2,500	USD	3,617,500	USD	15.00	02/16/18	90,574
Barrick Gold Corp.	Pershing LLC	2,230	USD	3,226,810	USD	14.00	03/16/18	218,874
BP plc, ADR	Pershing LLC	1,250	USD	5,253,750	USD	38.00	01/19/18	510,679
BP plc, ADR	Pershing LLC	1,250	USD	5,253,750	USD	39.00	02/16/18	349,121
BP plc, ADR	Pershing LLC	1,150	USD	4,833,450	USD	40.00	03/16/18	253,631
Chevron Corp.	Pershing LLC	780	USD	9,764,820	USD	117.50	01/19/18	633,943
Chevron Corp.	Pershing LLC	700	USD	8,763,300	USD	115.00	02/16/18	771,266
Chevron Corp.	Pershing LLC	765	USD	9,577,035	USD	120.00	03/16/18	507,692
Cimarex Energy Co.	Pershing LLC	85	USD	1,037,085	USD	120.00	01/19/18	32,906
Concho Resources Inc.	Pershing LLC	100	USD	1,502,200	USD	145.00	02/16/18	84,221
ConocoPhillips	Pershing LLC	500	USD	2,744,500	USD	52.50	01/19/18	135,419
ConocoPhillips	Pershing LLC	500	USD	2,744,500	USD	52.50	02/16/18	156,314
ConocoPhillips	Pershing LLC	500	USD	2,744,500	USD	52.50	03/16/18	176,131
Devon Energy Corp.	Pershing LLC	400	USD	1,656,000	USD	40.00	02/16/18	106,124
Devon Energy Corp.	Pershing LLC	420	USD	1,738,800	USD	39.00	03/16/18	158,919
Diamondback Energy Inc.	Pershing LLC	400	USD	5,050,000	USD	100.00	01/19/18	1,055,626
Enbridge Inc.	Pershing LLC	576	USD	2,252,736	USD	42.50	01/19/18	774
Enbridge Inc.	Pershing LLC	1,680	USD	14,051,520	USD	82.50	01/19/18	292,010
Enbridge Inc.	Pershing LLC	600	USD	2,346,600	USD	40.00	03/16/18	37,350
Eni SpA	Morgan Stanley	300	EUR	2,070,000	EUR	14.00	01/19/18	17,086
Eni SpA	Morgan Stanley	300	EUR	2,070,000	EUR	14.00	02/16/18	38,938
Eni SpA	Morgan Stanley	300	EUR	2,070,000	EUR	14.00	03/16/18	65,192
EOG Resources Inc.	Pershing LLC	230	USD	2,481,930	USD	97.50	02/16/18	255,699
EOG Resources Inc.	Pershing LLC	230	USD	2,481,930	USD	100.00	02/16/18	205,618
EOG Resources Inc.	Pershing LLC	480	USD	5,179,680	USD	100.00	03/16/18	466,988
Exxon Mobil Corp.	Pershing LLC	840	USD	7,025,760	USD	80.00	02/16/18	323,773
Exxon Mobil Corp.	Pershing LLC	840	USD	7,025,760	USD	81.50	02/16/18	227,233
Exxon Mobil Corp.	Pershing LLC	1,690	USD	14,135,160	USD	83.00	03/16/18	364,234
Franco-Nevada Corp.	Pershing LLC	1,200	USD	9,594,000	USD	80.00	01/19/18	180,758
Franco-Nevada Corp.	Pershing LLC	1,200	USD	9,594,000	USD	85.00	02/16/18	96,044
Franco-Nevada Corp.	Pershing LLC	1,200	USD	9,594,000	USD	77.00	03/16/18	590,901
Goldcorp Inc.	Pershing LLC	1,600	USD	2,043,200	USD	13.50	02/16/18	36,337
Goldcorp Inc.	Pershing LLC	1,400	USD	1,787,800	USD	14.00	02/16/18	18,110
Halliburton Co.	Pershing LLC	800	USD	3,909,600	USD	45.00	01/19/18	321,759
Halliburton Co.	Pershing LLC	740	USD	3,616,380	USD	44.00	02/16/18	393,506
Halliburton Co.	Pershing LLC	800	USD	3,909,600	USD	45.00	03/16/18	372,901

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value

Helmerich & Payne Inc.	Pershing LLC	160	USD	1,034,240	USD	55.00	01/19/18	$156,524
Hess Corp.	Pershing LLC	135	USD	640,845	USD	47.50	01/19/18	19,459
Hess Corp.	Pershing LLC	150	USD	712,050	USD	42.50	02/16/18	85,417
Kinder Morgan Inc.	Pershing LLC	1,400	USD	2,529,800	USD	19.00	01/19/18	14,125
Kinder Morgan Inc.	Pershing LLC	1,400	USD	2,529,800	USD	18.00	02/16/18	76,722
Kinder Morgan Inc.	Pershing LLC	1,400	USD	2,529,800	USD	18.00	03/16/18	95,662
Marathon Oil Corp.	Pershing LLC	390	USD	660,270	USD	55.00	01/19/18	431,906
Marathon Oil Corp.	Pershing LLC	700	USD	1,185,100	USD	16.00	02/16/18	101,742
Marathon Oil Corp.	Pershing LLC	700	USD	1,185,100	USD	15.00	03/16/18	162,847
Marathon Petroleum Corp.	Pershing LLC	390	USD	2,573,220	USD	62.50	02/16/18	163,772
Marathon Petroleum Corp.	Pershing LLC	440	USD	2,903,120	USD	64.50	03/16/18	148,397
Newcrest Mining Ltd.	The Goldman Sachs Group, Inc.	790	AUD	1,810,342	AUD	22.50	01/24/18	43,238
Newcrest Mining Ltd.	The Goldman Sachs Group, Inc.	4,400	AUD	10,082,918	AUD	24.00	02/22/18	110,624
Newfield Exploration Co.	Pershing LLC	190	USD	599,070	USD	30.00	02/16/18	47,048
Newmont Mining Corp.	Pershing LLC	1,600	USD	6,003,200	USD	36.00	02/16/18	345,972
Noble Energy Inc.	Pershing LLC	400	USD	1,165,600	USD	27.50	02/16/18	92,284
Noble Energy Inc.	Pershing LLC	400	USD	1,165,600	USD	27.50	03/16/18	105,571
Northern Star Resources Ltd.	The Goldman Sachs Group, Inc.	3,900	AUD	2,379,000	AUD	5.50	01/24/18	193,435
Occidental Petroleum Corp.	Pershing LLC	285	USD	2,099,310	USD	65.00	01/19/18	250,896
Occidental Petroleum Corp.	Pershing LLC	250	USD	1,841,500	USD	65.00	02/16/18	224,851
Occidental Petroleum Corp.	Pershing LLC	300	USD	2,209,800	USD	70.00	03/16/18	133,540
ONEOK Inc.	Pershing LLC	310	USD	1,656,950	USD	55.00	01/19/18	8,278
ONEOK Inc.	Pershing LLC	290	USD	1,550,050	USD	51.50	02/16/18	63,783
ONEOK Inc.	Pershing LLC	355	USD	1,897,475	USD	55.00	03/16/18	32,516
Phillips 66	Pershing LLC	330	USD	3,337,950	USD	88.00	01/19/18	441,637
Phillips 66	Pershing LLC	340	USD	3,439,100	USD	92.50	02/16/18	315,117
Phillips 66	Pershing LLC	360	USD	3,641,400	USD	97.50	03/16/18	200,311
Pioneer Natural Resources Co.	Pershing LLC	150	USD	2,592,750	USD	150.00	02/16/18	361,679
Randgold Resources Ltd., ADR	Pershing LLC	1,400	USD	13,844,600	USD	95.00	02/16/18	816,466
Randgold Resources Ltd., ADR	Pershing LLC	1,379	USD	13,636,931	USD	92.50	03/16/18	900,808
Rio Tinto plc, ADR	Pershing LLC	1,000	USD	5,293,000	USD	47.50	01/19/18	554,770
Rio Tinto plc, ADR	Pershing LLC	1,000	USD	5,293,000	USD	47.50	02/16/18	588,835
Rio Tinto plc, ADR	Pershing LLC	1,000	USD	5,293,000	USD	47.50	03/16/18	507,844

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value

Royal Dutch Shell plc	Morgan Stanley	310	GBp	7,688,000	GBp	2,300.00	01/19/18	$760,500
Royal Dutch Shell plc	Morgan Stanley	295	GBp	7,316,000	GBp	2,400.00	02/16/18	315,648
Royal Dutch Shell plc	Morgan Stanley	325	GBp	8,060,000	GBp	2,400.00	03/16/18	408,602
Royal Gold Inc.	Pershing LLC	919	USD	7,546,828	USD	85.00	02/16/18	156,189
Royal Gold Inc.	Pershing LLC	980	USD	8,047,760	USD	82.50	03/16/18	337,693
Schlumberger Ltd.	Pershing LLC	938	USD	6,321,182	USD	67.50	01/19/18	129,444
Schlumberger Ltd.	Pershing LLC	550	USD	3,706,450	USD	62.50	02/16/18	288,254
Schlumberger Ltd.	Pershing LLC	550	USD	3,706,450	USD	65.00	02/16/18	184,406
Schlumberger Ltd.	Pershing LLC	1,000	USD	6,739,000	USD	65.00	03/16/18	386,599
Suncor Energy Inc.	Pershing LLC	625	USD	2,295,000	USD	33.00	01/19/18	236,415
Suncor Energy Inc.	Pershing LLC	620	USD	2,276,640	USD	35.00	02/16/18	138,295
TechnipFMC plc	Pershing LLC	400	USD	1,252,400	USD	27.00	02/16/18	181,716
TechnipFMC plc	Pershing LLC	400	USD	1,252,400	USD	28.00	03/16/18	157,201
The Williams Companies Inc.	Pershing LLC	900	USD	2,744,100	USD	30.00	01/19/18	73,203
The Williams Companies Inc.	Pershing LLC	900	USD	2,744,100	USD	28.00	02/16/18	246,075
The Williams Companies Inc.	Pershing LLC	745	USD	2,271,505	USD	30.00	03/16/18	90,318
TOTAL SA, ADR	Pershing LLC	1,000	USD	5,528,000	USD	55.00	01/19/18	88,444
TOTAL SA, ADR	Pershing LLC	950	USD	5,251,600	USD	53.00	02/16/18	269,936
TOTAL SA, ADR	Pershing LLC	1,000	USD	5,528,000	USD	55.00	03/16/18	136,439
Valero Energy Corp.	Pershing LLC	350	USD	3,216,850	USD	77.50	01/19/18	509,659
Valero Energy Corp.	Pershing LLC	360	USD	3,308,760	USD	82.50	02/16/18	344,427
VanEck Vectors Gold Miners ETF	Pershing LLC	11,000	USD	25,564,000	USD	22.50	02/16/18	1,348,414
Wheaton Precious Metals Corp.	Pershing LLC	1,200	USD	2,655,600	USD	21.00	01/19/18	153,812
Wheaton Precious Metals Corp.	Pershing LLC	1,500	USD	3,319,500	USD	20.50	02/16/18	289,493
Wheaton Precious Metals Corp.	Pershing LLC	1,450	USD	3,208,850	USD	21.50	03/16/18	211,067

TOTAL OTC CALL OPTIONS WRITTEN								$28,304,862

OTC Put Options Written — (0.0)%
Energy Select Sector SPDR ETF	Pershing LLC	1,900	USD	13,824,400	USD	64.50	02/16/18	$(24,808)
VanEck Vectors Gold Miners ETF	Pershing LLC	5,500	USD	12,782,000	USD	21.50	01/19/18	25,213
VanEck Vectors Gold Miners ETF	Pershing LLC	7,000	USD	16,268,000	USD	22.00	02/16/18	210,918

TOTAL OTC PUT OPTIONS WRITTEN								$260,939

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Description	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value

Exchange Traded Call Options Written — (1.6)%
Agnico Eagle Mines Ltd.	2,120	USD	9,790,160	USD	45.00	01/19/18	$349,800
Agnico Eagle Mines Ltd.	2,380	USD	10,990,840	USD	47.00	02/16/18	357,000
Alacer Gold Corp.	8,000	CAD	1,784,000	CAD	2.50	02/16/18	38,186
Alacer Gold Corp.	7,800	CAD	1,739,400	CAD	2.50	03/16/18	62,053
Anadarko Petroleum Corp.	450	USD	2,413,800	USD	50.00	01/19/18	179,550
Anadarko Petroleum Corp.	225	USD	1,206,900	USD	47.50	02/16/18	149,850
Anadarko Petroleum Corp.	225	USD	1,206,900	USD	50.00	02/16/18	105,300
Andeavor	125	USD	1,429,250	USD	100.00	01/19/18	191,000
AngloGold Ashanti Ltd., ADR	2,740	USD	2,792,060	USD	9.00	01/19/18	342,500
AngloGold Ashanti Ltd., ADR	1,680	USD	1,711,920	USD	9.00	04/20/18	260,400
AngloGold Ashanti Ltd., ADR	1,900	USD	1,936,100	USD	10.00	04/20/18	182,400
Barrick Gold Corp.	2,400	USD	3,472,800	USD	14.00	01/19/18	146,400
Barrick Gold Corp.	651	USD	941,997	USD	15.00	01/19/18	9,114
Cabot Oil & Gas Corp.	750	USD	2,145,000	USD	25.00	01/19/18	285,000
Cabot Oil & Gas Corp.	425	USD	1,215,500	USD	28.00	04/20/18	91,375
Centerra Gold Inc.	1,500	CAD	966,000	CAD	8.00	01/19/18	1,790
Centerra Gold Inc.	1,500	CAD	966,000	CAD	8.00	03/16/18	7,160
Cimarex Energy Co.	130	USD	1,586,130	USD	115.00	03/16/18	138,450
Concho Resources Inc.	120	USD	1,802,640	USD	135.00	01/19/18	190,800
Concho Resources Inc.	130	USD	1,952,860	USD	140.00	03/16/18	185,900
Detour Gold Corp.	3,400	CAD	5,025,200	CAD	14.00	01/19/18	270,485
Detour Gold Corp.	3,200	CAD	4,729,600	CAD	14.00	02/16/18	297,430
Detour Gold Corp.	3,500	CAD	5,173,000	CAD	14.00	03/16/18	409,308
Devon Energy Corp.	430	USD	1,780,200	USD	36.00	01/19/18	239,940
Diamondback Energy Inc.	400	USD	5,050,000	USD	110.00	03/16/18	728,000
Endeavour Mining Corp.	950	CAD	2,434,850	CAD	23.00	01/19/18	198,389
Endeavour Mining Corp.	950	CAD	2,434,850	CAD	25.00	03/16/18	115,255
EOG Resources Inc.	450	USD	4,855,950	USD	97.50	01/19/18	495,000
EQT Corp.	230	USD	1,309,160	USD	65.00	01/19/18	1,725
EQT Corp.	230	USD	1,309,160	USD	60.00	03/16/18	48,300
Fortuna Silver Mines Inc.	4,500	USD	2,349,000	USD	5.00	01/19/18	135,000
Fortuna Silver Mines Inc.	4,500	USD	2,349,000	USD	5.00	03/16/18	216,000
Gold Fields Ltd., ADR	2,850	USD	1,225,500	USD	4.50	01/19/18	31,350
Goldcorp Inc.	4,725	USD	6,033,825	USD	14.00	01/19/18	18,900
MAG Silver Corp.	1,900	CAD	2,948,800	CAD	16.00	01/19/18	41,567
MAG Silver Corp.	1,900	CAD	2,948,800	CAD	15.00	02/16/18	166,269
MAG Silver Corp.	2,400	CAD	3,724,800	CAD	16.00	03/16/18	162,291
Marathon Oil Corp.	717	USD	1,213,881	USD	14.00	01/19/18	219,402
Newfield Exploration Co.	185	USD	583,305	USD	30.00	01/19/18	39,775
Newfield Exploration Co.	200	USD	630,600	USD	30.00	03/16/18	64,000
Newmont Mining Corp.	1,500	USD	5,628,000	USD	37.00	01/19/18	157,500
Newmont Mining Corp.	1,580	USD	5,928,160	USD	34.00	03/16/18	639,900

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2017

Description	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value

Noble Energy Inc.	400	USD	1,165,600	USD	27.50	01/19/18	$78,000
OceanaGold Corp.	10,000	CAD	3,230,000	CAD	4.00	01/19/18	11,933
OceanaGold Corp.	10,000	CAD	3,230,000	CAD	4.00	02/16/18	35,800
OceanaGold Corp.	10,000	CAD	3,230,000	CAD	3.50	03/16/18	155,131
Osisko Gold Royalties Ltd.	1,600	CAD	2,323,200	CAD	16.00	01/19/18	3,819
Osisko Gold Royalties Ltd.	1,000	CAD	1,452,000	CAD	17.00	01/19/18	1,989
Osisko Gold Royalties Ltd.	1,900	CAD	2,758,800	CAD	16.00	02/16/18	12,848
Pioneer Natural Resources Co.	150	USD	2,592,750	USD	150.00	01/19/18	351,000
Pioneer Natural Resources Co.	150	USD	2,592,750	USD	155.00	03/16/18	319,500
Pretium Resources Inc.	850	USD	969,850	USD	10.00	01/19/18	124,100
Pretium Resources Inc.	900	USD	1,026,900	USD	12.00	01/19/18	18,000
Pretium Resources Inc.	450	USD	513,450	USD	10.00	03/16/18	78,750
Pretium Resources Inc.	450	USD	513,450	USD	11.00	03/16/18	51,750
Randgold Resources Ltd., ADR	750	USD	7,416,750	USD	95.00	01/19/18	337,500
Randgold Resources Ltd., ADR	750	USD	7,416,750	USD	97.50	01/19/18	198,750
Range Resources Corp.	300	USD	511,800	USD	20.00	01/19/18	2,100
Range Resources Corp.	300	USD	511,800	USD	18.00	03/16/18	31,500
Royal Gold Inc.	500	USD	4,106,000	USD	82.50	01/19/18	77,500
Royal Gold Inc.	500	USD	4,106,000	USD	85.00	01/19/18	32,000
TechnipFMC plc	400	USD	1,252,400	USD	27.00	01/19/18	176,000
Torex Gold Resources Inc.	2,000	CAD	2,386,000	CAD	22.00	01/19/18	2,387
Torex Gold Resources Inc.	2,000	CAD	2,386,000	CAD	15.00	03/16/18	35,800
VanEck Vectors Gold Miners ETF	4,425	USD	10,283,700	USD	21.00	01/19/18	1,031,025
VanEck Vectors Gold Miners ETF	6,700	USD	15,570,800	USD	23.00	01/19/18	415,400
VanEck Vectors Gold Miners ETF	11,800	USD	27,423,200	USD	21.50	03/16/18	2,655,000

TOTAL EXCHANGE TRADED CALL OPTIONS WRITTEN							$14,207,396

Exchange Traded Put Options Written — (0.0)%
Energy Select Sector SPDR ETF	1,900	USD	13,824,400	USD	64.00	01/19/18	$(3,800)
Energy Select Sector SPDR ETF	1,275	USD	9,276,900	USD	66.50	03/16/18	71,400
VanEck Vectors Gold Miners ETF	3,000	USD	6,972,000	USD	21.00	01/19/18	9,000
VanEck Vectors Gold Miners ETF	3,700	USD	8,598,800	USD	20.50	03/16/18	66,600

TOTAL EXCHANGE TRADED PUT OPTIONS WRITTEN							$150,800

TOTAL OPTIONS WRITTEN							$42,923,997

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $981,980,126)	$872,677,021
Foreign currency (cost $20,074)	20,125
Cash	2,395
Deposit at brokers	91
Dividends and interest receivable	975,518
Deferred offering expense	193,332
Prepaid expense	4,722

Total Assets	873,873,204

Liabilities:
Options written, at value (premiums received $29,057,846)	42,923,997
Payable to brokers	95,015
Distributions payable	61,048
Payable for investments purchased	1,079,578
Payable for investment advisory fees	692,566
Payable for payroll expenses	86,739
Payable for accounting fees	3,750
Other accrued expenses	275,722

Total Liabilities	45,218,415

Cumulative Preferred Shares, $0.001 par value, unlimited number of shares authorized:
Series B Preferred Shares (5.000%, $25 liquidation value, 3,516,357 shares issued and outstanding)	87,908,925

Net Assets Attributable to Common Shareholders	$740,745,864

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,379,685,622
Distributions in excess of net investment income	(37,880)
Distributions in excess of net realized gain on investments, securities sold short, written options, and foreign currency transactions	(515,733,448)
Net unrealized depreciation on investments	(109,303,105)
Net unrealized depreciation on written options	(13,866,151)
Net unrealized appreciation on foreign currency translations	826

Net Assets	$740,745,864

Net Asset Value per Common Share:
($740,745,864 ÷ 135,609,834 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.46

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $834,844)	$15,687,880
Interest (net of foreign withholding taxes of $3,882)	2,662,502

Total Investment Income	18,350,382

Expenses:
Investment advisory fees	8,402,938
Shareholder communications expenses	326,450
Payroll expenses	220,049
Trustees’ fees	196,500
Legal and audit fees	154,448
Offering expense for issuance of common shares	129,409
Custodian fees	84,411
Dividend expense on securities sold short	77,744
Accounting fees	45,000
Interest expense	37,470
Shareholder services fees	29,626
Service fees for securities sold short (See Note 2)	2,937
Miscellaneous expenses	138,575

Total Expenses	9,845,557

Less:
Expenses paid indirectly by broker (See Note 3)	(6,408)
Custodian fee credits	(7,872)

Total Reimbursements and Credits	(14,280)

Net Expenses	9,831,277

Net Investment Income	8,519,105

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency:
Net realized loss on investments	(28,616,576)
Net realized loss on securities sold short	(1,428,333)
Net realized gain on written options	78,114,838
Net realized gain on foreign currency transactions	54,138

Net realized gain on investments, securities sold short, written options, and foreign currency transactions	48,124,067

Net change in unrealized appreciation/depreciation:
on investments	4,487,048
on securities sold short	109,070
on written options	(5,833,099)
on foreign currency translations	12,470

Net change in unrealized appreciation/depreciation on investments, securities sold short, written options, and foreign currency translations	(1,224,511)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency	46,899,556

Net Increase in Net Assets Resulting from Operations	55,418,661

Total Distributions to Preferred Shareholders	(4,401,545)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$51,017,116

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$8,519,105	$3,214,788
Net realized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	48,124,067	(286,387,903)
Net change in unrealized appreciation/depreciation on investments, securities sold short, written options, and foreign currency translations	(1,224,511)	412,268,672

Net Increase in Net Assets Resulting from Operations	55,418,661	129,095,557

Distributions to Preferred Shareholders:
Net investment income	(4,401,545)	(187,459)
Return of capital	—	(4,272,940)

Total Distributions to Preferred Shareholders	(4,401,545)	(4,460,399)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	51,017,116	124,635,158

Distributions to Common Shareholders:
Net investment income	(6,585,968)	(4,301,394)
Return of capital	(74,461,432)	(98,046,209)

Total Distributions to Common Shareholders	(81,047,400)	(102,347,603)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	4,108,377	137,123,041
Increase in net assets from common shares issued upon reinvestment of distributions.	2,310,005	3,205,146
Decrease in net assets from repurchase of common shares	—	(114,419)
Net increase in net assets from repurchase of preferred shares	45,947	65,730

Net Increase in Net Assets from Fund Share Transactions	6,464,329	140,279,498

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(23,565,955)	162,567,053

Net Assets Attributable to Common Shareholders:
Beginning of year	764,311,819	601,744,766

End of year (including undistributed net investment income of $0 and $0, respectively)	$740,745,864	$764,311,819

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2017	2016		2015		2014	2013
Operating Performance:
Net asset value, beginning of year	$5.68	$5.34		$7.35		$9.94	$13.26

Net investment income	0.06	0.03		0.02		0.03	0.07
Net realized and unrealized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	0.35	1.15		(1.15)		(1.51)	(1.89)

Total from investment operations	0.41	1.18		(1.13)		(1.48)	(1.82)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.03)	(0.00	)(b)	(0.00	)(b)	(0.02)	(0.00	)(b)
Net realized gain	—	—		—		—	(0.05)
Return of capital	—	(0.04)		(0.04)		(0.02)	—

Total distributions to preferred shareholders	(0.03)	(0.04)		(0.04)		(0.04)	(0.05)

Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	0.38	1.14		(1.17)		(1.52)	(1.87)

Distributions to Common Shareholders:
Net investment income	(0.05)	(0.04)		(0.02)		—	(0.06)
Net realized gain	—	—		—		—	(0.75)
Return of capital	(0.55)	(0.80)		(0.82)		(1.08)	(0.63)

Total distributions to common shareholders	(0.60)	(0.84)		(0.84)		(1.08)	(1.44)

Fund Share Transactions:
Increase in net asset value from issuance of common shares	0.00 (b)	0.04		—		0.01	0.01
Increase in net asset value from repurchase of common shares	—	0.00	(b)	0.00	(b)	—	0.00	(b)
Increase in net asset value from repurchase of preferred shares and transaction fees	0.00 (b)	0.00	(b)	0.00	(b)	0.00 (b)	0.01
Offering costs for preferred shares charged to paid-in capital	—	—		—		—	(0.03)
Adjustments to offering costs for preferred shares credited to paid-in capital	—	—		—		0.00 (b)	—

Total Fund share transactions	—	0.04		0.00	(b)	0.01	(0.01)

Net Asset Value, End of Year	$5.46	$5.68		$5.34		$7.35	$9.94

NAV total return †	7.05%	22.67%		(17.59)%		(17.23)%	(14.62)%

Market value, end of year	$5.21	$5.30		$4.75		$7.00	$9.02

Investment total return ††	9.61%	29.39%		(22.14)%		(13.01)%	(19.51)%

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2017		2016		2015		2014	2013
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$828,655		$853,079		$691,468		$920,538	$1,152,361
Net assets attributable to common shares, end of year (in 000’s)	$740,746		$764,312		$601,745		$828,027	$1,057,668
Ratio of net investment income to average net assets attributable to common shares	1.13%		0.44%		0.30%		0.21%	0.59%
Ratio of operating expenses to average net assets attributable to common shares	1.31	%(c)(d)	1.32	%(c)(d)	1.29	%(c)	1.24%	1.20%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.17	%(c)(d)	1.18	%(c)(d)	1.15	%(c)	1.14%	1.11%
Portfolio turnover rate	214.6%		198.4%		36.0%		87.4%	83.7%
Cumulative Preferred Shares:
5.000% Series B Preferred
Liquidation value, end of year (in 000’s)	$87,909		$88,767		$89,724		$92,512	$94,693
Total shares outstanding (in 000’s)	3,516		3,551		3,589		3,700	3,788
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00	$25.00
Average market value (e)	$24.13		$23.81		$22.03		$21.28	$21.00
Asset coverage per share	$236		$240		$193		$249	$304
Asset coverage	943%		961%		771%		995%	1,217%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)	The Fund incurred dividend expenses on securities sold short. If this expense had not been incurred, the expense ratios for the years ended December 31, 2017 and 2016 would have been 1.30% and 1.31% attributable to common shares, respectively, and 1.16% and 1.17% including liquidation value of preferred shares, respectively.
(e)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements

1. Organization. GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on March 31, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (“Gold Companies”). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining	$378,404,037	$20,731,065	$399,135,102
Energy and Energy Services	335,631,951	—	335,631,951
Total Common Stocks	714,035,988	20,731,065	734,767,053
Convertible Preferred Stocks (a)	3,124,108	—	3,124,108
Warrants (a)	—	13,141	13,141
Convertible Corporate Bonds (a)	—	3,129,695	3,129,695
Corporate Bonds (a)	—	9,439,375	9,439,375
U.S. Government Obligations	—	122,203,649	122,203,649
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$717,160,096	$155,516,925	$872,677,021
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value)
EQUITY CONTRACTS:
Call Options Written	$(12,206,771)	$(30,305,487)	$(42,512,258)
Put Options Written	(150,800)	(260,939)	(411,739)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(12,357,571)	$(30,566,426)	$(42,923,997)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Fund held no level 3 investments at December 31, 2017 or 2016.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost, if the preceding factors do not

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2017 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2017 had an average monthly market value of approximately $41,820,875.

At December 31, 2017, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
OTC Equity Written Options	$28,565,801	—	$28,565,801

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of December 31, 2017:

		Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$26,102,038	$(26,102,038)	—	—
Morgan Stanley	1,934,581	(1,934,581)	—	—
The Goldman Sachs Group, Inc.	529,182	(529,182)	—	—

Total	$28,565,801	$(28,565,801)	—	—

As of December 31, 2017, the value of equity option positions can be found in the Statement of Assets and Liabilities, under Liabilities, Options written, at value. For the year ended December 31, 2017, the effect of

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency, within Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. For the year ended December 31, 2017, the Fund incurred $2,937 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2017, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2017, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses, sale of partnership interests, and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease distributions in excess of net investment income by $3,214,804 and increase distributions in excess of net realized gain on investments, securities sold short, written options, and foreign currency transactions by $3,481,455, with an offsetting adjustment to paid-in capital.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.000% Series B Cumulative Preferred Shares (“Series B Preferred”) are accrued on a daily basis.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$6,585,968	$4,401,545	$4,301,394	$187,459
Return of capital	74,461,432	—	98,046,209	4,272,940

Total distributions paid	$81,047,400	$4,401,545	$102,347,603	$4,460,399

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(430,898,578)
Net unrealized depreciation on investments, written options, and foreign currency translations	(205,894,903)
Qualified late year loss deferral*	(2,085,229)
Other temporary differences**	(61,048)

Total	$(638,939,758)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2017, the Fund elected to defer $2,085,229 of late year long term capital losses.

**	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

At December 31, 2017, the Fund had net long term capital loss carryforwards for federal income tax purposes of $430,898,578 which are available for an unlimited period to reduce future required distributions of net capital gains to shareholders. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards of $36,454,888.

At December 31, 2017, the temporary differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to market adjustments on passive foreign investment companies.

The following summarizes the tax cost of investments, written options, and the related net unrealized appreciation/depreciation at December 31, 2017:

	Cost/ (Proceeds)/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments and derivative instruments	$1,035,648,753	$17,406,302	$(223,302,031)	$(205,895,729)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

During the year ended December 31, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $6,408.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2017, the Fund paid or accrued $220,049 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $1,663,314,122 and $1,580,884,707, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). Pursuant to a $500 million shelf registration, during the years ended December 31, 2017 and 2016, the Fund has sold its common shares in “at the market” offerings as summarized in the following table:

Year Ended	Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of Par
2017	727,934	$4,108,377	$39,781	$129,409	$89,012
2016	21,315,910	137,123,041	1,178,330	118,665	4,492,283

The Board has authorized the repurchase of its common shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2017, the Fund did not repurchase any shares. During the year ended December 31, 2016, the Fund repurchased and retired 21,800 shares in the open market at an investment of $114,419 and an average discount of approximately 8.26% from its NAV.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

Transactions in common shares of beneficial interest for the years ended December 31, 2017 and 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offering	727,934	$4,108,377	21,315,910	$137,123,041
Increase from shares issued upon reinvestment of distributions	418,401	2,310,005	524,087	3,205,146
Decrease from shares repurchased	—	—	(21,800)	(114,419)

Total	1,146,335	$6,418,382	21,818,197	$140,213,768

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of $0.001 par value Preferred Shares. The Series B Preferred will be callable at any time at the liquidation value of $25 per share plus accrued dividends following the expiration of the five year call protection on May 7, 2018. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2017, the Fund repurchased and retired 34,324 of the Series B Preferred in the open market at an investment of $811,253 and an average discount of approximately 5.50% from its liquidation preference. During the year ended December 31, 2016, the Fund repurchased and retired 38,260 of the Series B Preferred in the open market at an investment of $888,582 and an average discount of approximately 7.14% from its liquidation preference. At December 31, 2017, 3,516,357 Series B Preferred were outstanding and accrued dividends amounted to $61,048.

The Series B Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series B Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series B Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

GAMCO Global Gold, Natural Resources Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

GAMCO Global Gold, Natural Resources & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Global Gold, Natural Resources & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]		Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INDEPENDENT TRUSTEES[4] :

Anthony J. Colavita[5] Trustee Age: 82	Since 2005	***	28	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[5] Trustee Age: 79	Since 2005	*	27	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Trustee Age: 74	Since 2005	**	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Frank J. Fahrenkopf, Jr. Trustee Age: 78	Since 2005	***	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Michael J. Melarkey Trustee Age: 68	Since 2005	**	23	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)

Salvatore M. Salibello Trustee Age: 72	Since 2005	*	6	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Kid Brands, Inc. (consumer products) (2002-2014)

Anthonie C. van Ekris Trustee Age: 83	Since 2005	*	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Trustee Age: 72	Since 2005	***	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

GAMCO Global Gold, Natural Resources & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 66	Since 2005	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008
John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014
Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016
Andrea R. Mango Secretary and Vice President Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013
Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013
Molly A.F. Marion Vice President and Ombudsman Age: 63	Since 2005	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012
Laurissa M. Martire Vice President and Ombudsman Age: 41	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2016) and Assistant Vice President (2003-2016) of GAMCO Investors, Inc.
Carter W. Austin Vice President Age: 51	Since 2005	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC
David I. Schachter Vice President Age: 64	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2015) of GAMCO Investors, Inc. and Vice President (1999- 2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
For officers, includes time served in prior office positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	Trustees who are not interested persons are considered “Independent” Trustees.
[5]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2017

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income	Return of Capital (a)	Total Amount Paid Per Share	Dividend Reinvestment Price
Common Shares
01/24/17	01/17/17	$0.00420	$0.04580	$0.05000	$5.42200
02/21/17	02/13/17	0.00420	0.04580	0.05000	5.58620
03/24/17	03/17/17	0.00420	0.04580	0.05000	5.59310
04/21/17	04/13/17	0.00420	0.04580	0.05000	5.62000
05/23/17	05/16/17	0.00420	0.04580	0.05000	5.61000
06/23/17	06/16/17	0.00420	0.04580	0.05000	5.54000
07/24/17	07/17/17	0.00420	0.04580	0.05000	5.50000
08/24/17	08/17/17	0.00420	0.04580	0.05000	5.45000
09/22/17	09/15/17	0.00420	0.04580	0.05000	5.51000
10/24/17	10/17/17	0.00420	0.04580	0.05000	5.41000
11/22/17	11/15/17	0.00420	0.04580	0.05000	5.40470
12/15/17	12/08/17	0.00420	0.04580	0.05000	5.23010

		$0.05040	$0.54960	$0.60000
5.000% Series B Cumulative Preferred Shares
03/27/17	03/20/17	$0.31250	—	$0.31250
06/26/17	06/19/17	0.31250	—	0.31250
09/26/17	09/19/17	0.31250	—	0.31250
12/26/17	12/18/17	0.31250	—	0.31250

		$1.25000	—	$1.25000

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2017 tax returns. Ordinary distributions may include net investment income, realized net short term capital gains, and foreign tax paid. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

There were no long term capital gain distributions in the year ended December 31, 2017.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2017, the Fund paid to common and Series B Cumulative Preferred shareholders ordinary income dividends of $0.05040 and $1.25 per share, respectively. For 2017, 17.35% of the ordinary dividend qualified for the dividend received deduction available to corporations, 31.40% of the ordinary income distribution was deemed qualified dividend income, and 12.14% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2017 derived from U.S. Government securities was 0.90%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2017. The percentage of U.S. Government securities held as of December 31, 2017 was 14.0%

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2017

Historical Distribution Summary

	Investment Income (b)(c)	Short Term Capital Gains (b)	Long Term Capital Gains	Return of Capital (a)	Foreign Tax Credit (c)	Total Distributions (d)	Adjustment to Cost Basis (e)
Common Shares
2017	$0.05160	—	—	$0.54960	$(0.00120)	$0.60000	$0.54960
2016	—	—	—	0.84000	—	0.84000	0.84000
2015	—	—	—	0.84000	—	0.84000	0.84000
2014	—	—	—	1.08000	—	1.08000	1.08000
2013	0.05562	$0.76900	—	0.61538	—	1.44000	0.61538
2012	0.04689	1.19955	$0.16042	0.22614	(0.01300)	1.62000	0.22614
2011	0.09570	1.28230	0.26120	0.04080	—	1.68000	0.04080
2010	0.34100	1.11480	0.22420	—	—	1.68000	—
2009	0.25914	0.28117	0.12228	1.01741	—	1.68000	1.01741
2008	0.11760	—	0.39240	1.17000	—	1.68000	1.17000

5.000% Series B Cumulative Preferred Shares
2017	$1.29240	—	—	—	$(0.04240)	$1.25000	—
2016	1.18640	—	—	$0.06360	—	1.25000	$0.06360
2015	0.86960	—	—	0.56320	(0.1828)	1.25000	0.56320
2014	0.56600	—	—	0.68400	—	1.25000	0.68400
2013	0.05364	$0.74150	—	—	—	0.79514	—

6.625% Series A Cumulative Preferred Shares
2013	$0.05647	$0.78084	—	—	—	$0.83731	—
2012	0.05465	1.39626	$0.22051	—	$(0.01518)	1.65625	—
2011	0.09204	1.26428	0.29993	—	—	1.65625	—
2010	0.32400	1.06004	0.27222	—	—	1.65625	—
2009	0.60224	0.65354	0.40047	—	—	1.65625	—
2008	0.38281	—	1.27344	—	—	1.65625	—

(a)	Non-taxable.
(b)	Taxable as ordinary income for Federal tax purposes.
(c)	Per share ordinary investment income and investment income are grossed up for the foreign tax credit. (d) Total amounts may differ due to rounding.
(e)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Fund intends to generate current income from short term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy, the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Global Gold, Natural Resources & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

GAMCO Global Gold, Natural Resources & Income Trust

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The GAMCO Global Gold, Natural Resources & Income Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Gabelli/GAMCO Fund Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO GLOBAL GOLD, NATURAL RESOURCES

& INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

    GABELLI.COM

TRUSTEES	OFFICERS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Salvatore M. Salibello

Senior Partner,

Bright Side Consulting

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Molly A.F. Marion

Vice President& Ombudsman

Laurissa M. Martire

Vice President& Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GGN Q4/2017

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $59,808 for 2016 and $59,808 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $55,374 for 2016 and $55,380 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns and straddle analysis.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $11,500 for 2017. All other fees represent services provided in review of registration statements and performing strategic analysis work.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf Jr., and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: July 27, 2017

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: July 27, 2017

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: July 27, 2017

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: July 27, 2017

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*        Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*        Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: July 27, 2017

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*        Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: July 27, 2017

*        Banks and brokerage firms issuing proxies directly:

    The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: July 27, 2017

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*        Historical responsiveness to shareholders

                    This may include such areas as:

                             -Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*        Qualifications

*        Nominating committee in place

*        Number of outside directors on the board

*        Attendance at meetings

*        Overall performance

Revised: July 27, 2017

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*        Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*        Amount of stock currently authorized but not yet issued or reserved for stock option plans

*        Amount of additional stock to be authorized and its dilutive effect

Revised: July 27, 2017

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

    However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: July 27, 2017

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: July 27, 2017

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*        State of Incorporation

*        Management history of responsiveness to shareholders

*        Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*        Dilution of voting power or earnings per share by more than 10%.

*        Kind of stock to be awarded, to whom, when and how much.

*        Method of payment.

*        Amount of stock already authorized but not yet issued under existing stock plans.

Revised: July 27, 2017

*        The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Proxy access is a tool to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: July 27, 2017

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages the Fund. The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.

Caesar M. P. Bryan joined GAMCO Asset Management Inc. in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the

London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages another fund within the Gabelli/GAMCO Fund complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2017. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Caesar M.P. Bryan	Registered Investment Companies:	5	$610.3 million	0	0
	Other Pooled Investment Vehicles:	1	$3.1 million	1	$3.1 million
	Other Accounts:	19	$294.9 million	0	0

2. Vincent Hugonnard-Roche	Registered Investment Companies:	1	$178.7 million	0	0
	Other Pooled Investment Vehicles:	1	$6.4 million	0	0
	Other Accounts:	7	$1.7 million	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M. P. Bryan and Vincent Hugonnard-Roche each owned $1 - $10,000, and $1 - $10,000, respectively, of shares of the Trust as of December 31, 2017.

(b)     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2017 through 07/31/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 135,370,357 Preferred Series B – 3,516,357
Month #2 08/01/2017 through 08/31/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 135,429,193 Preferred Series B – 3,516,357
Month #3 09/01/2017 through 09/30/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 135,545,493 Preferred Series B – 3,516,357
Month #4 10/01/2017 through 10/31/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 135,609,834 Preferred Series B – 3,516,357
Month #5 11/01/2017 through 11/30/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 135,609,834 Preferred Series B – 3,516,357

Month #6 12/01/2017 through 12/31/2017	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 135,609,834 Preferred Series B – 3,516,357
Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Gold, Natural Resources & Income Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2018

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 3/09/2018

* Print the name and title of each signing officer under his or her signature.